THE ARBOR FUND

                         HANCOCK HORIZON FAMILY OF FUNDS
               TRUST CLASS, CLASS A AND CLASS C SHARES PROSPECTUS

                       SUPPLEMENT DATED SEPTEMBER 23, 2002
            TO THE TRUST CLASS, CLASS A AND CLASS C SHARES PROSPECTUS
                               DATED MAY 31, 2002

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

The following disclosure is inserted into the section on Fund Fees and Expenses on page 9 at the end of the footnote under the heading titled "Annual Fund Operating Expenses (expenses deducted from Fund assets)":

         The Adviser decreased the voluntary waiver of its advisory fee with respect to the Growth Fund effective August 10, 2002 to limit total operating expenses to 1.10%.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE